UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06190)

Exact name of registrant as specified in charter:	Putnam International Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2016

Date of reporting period:	July 1, 2015 – December 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
POVSX

# Putnam International Equity Fund

## Semiannual report
12|31|15

A world of investing.®

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
International Equity
Fund

Semiannual report
12 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for a variety of reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

As 2016 gets under way, a number of factors in today’s markets stand out. Last year, the U.S. Federal Reserve announced a liftoff in short-term interest rates. The first increase took place in December, but the Fed has said that future hikes will likely occur at a gradual pace. Meanwhile, central banks in Europe and Japan continue to run accommodative monetary policies. China’s economy, the world’s second largest, is slowing, with global ramifications. In addition, the price of a barrel of oil is testing multi-year lows.

This combination of factors tempered the performance of stocks in 2015 after a string of solid annual gains over the previous three years. Should the economy continue to grow, stocks could rise, but it would be prudent to be prepared for bouts of volatility in the months ahead.

Managing downside risk while pursuing returns in today’s investing environment poses a challenge. Putnam’s experienced portfolio managers are constantly seeking innovative ways to maneuver in today’s markets, relying on a proprietary global research framework to guide their investment decisions. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended December 31, 2015, as well as an outlook for the coming months.

We also encourage you to consult your financial advisor to ensure that your portfolio is in line with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Putnam International Equity Fund

Unearthing opportunities beyond America

Putnam International Equity Fund pursues attractively valued companies outside the United States. With a history of over 20 years, the fund has refined an investment process that incorporates fundamental company research with sector and market insights.

The fund can invest in undervalued companies across a diverse range of international markets, including the developed markets of Europe, Canada, Japan, and Australia, as well as the developing markets of Latin America, Asia, Eastern Europe, and Africa.

Investments may drive future growth in international markets

Investment is one of the keys for sustaining long-term economic growth, and some regions of the world are benefiting from a higher — or relatively equal — ratio of investment to GDP compared with the United States.

Comparing investment as a percentage of GDP across regions

European Union
United States
Developing Asia
Latin America and the Caribbean
50%
40
30
20
10
0
2014
2015*
2016*
2017*

* *Estimated.*

Source: International Monetary Fund, World Economic Outlook Database, October 2015. Latest data available for cross-region comparison.

"We actively research stocks one by one, trying to find companies that the market has undervalued."

Simon Davis
Portfolio Manager
Putnam's Co-Head of International Equities, Simon Davis, has experience investing in international markets since 1988.

2 International Equity Fund

International Equity Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	International Equity Fund

Interview with your fund’s portfolio manager

Putnam International Equity Fund’s semiannual reporting period, which ended December 31, 2015, was a challenging six months for non-U.S. markets. What factors caused the widespread weakness?

Key factors included China’s economic slowdown, uncertainty about the strength of the U.S. economic recovery, and weakness in the global commodity complex. Emerging markets felt the repercussions of China’s slowdown most acutely, but developed markets, including Europe and Japan, were not immune to the ripple effects of this slowdown.

Despite this general market weakness, were you able to find attractive investment opportunities during the period?

Although absolute and relative performance results were disappointing during the six-month period, we found a variety of what we consider to be attractive investment opportunities in non-U.S. stock markets. While there are many other areas of the global markets where one can find what we believe to be cheap stocks today — the global energy and basic materials sectors, and the emerging markets are examples — many stocks in these categories could stay cheap for a long time, in our view. So we also looked for valuation support combined with catalysts for positive change. In Europe, in particular, we think there are many individual

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/15. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

International Equity Fund	5

stock opportunities that have such catalysts, and the earnings momentum we expect makes forward valuations for many European stocks look attractive.

With accommodative monetary and fiscal policies helping to foster the continuing economic recovery of Europe and Japan, we think there are positive underlying conditions for a variety of investment opportunities. In addition, merger and acquisition activity set a record year in 2015, and though it may not go on to achieve new highs in 2016, we think favorable financing conditions suggest this activity could continue to help companies find new economies of scale and otherwise unlock value for shareholders.

How did China’s economic slowdown affect the global markets during the period?

For most of the fund’s six-month reporting period, China’s slowing growth had ripple effects across a variety of emerging and developed markets. When China was stronger, the internal fragilities in a country like Brazil — including problems of corruption and poor governance — were hidden by the country’s powerful commodity-focused trade with China. Once China’s demand for commodities fell, commodity price declines exposed the fault lines in Brazil’s economy and currency. Indonesia is another commodity-exporting economy that has suffered in the wake of China’s growth slowdown.

Developed economies have suffered as well. Australia, for example, has experienced no small amount of economic and currency-related pain due to the price decline of key exports — iron ore, copper, and coal. The economy of the eurozone, too, was and continues to be at risk from a slowdown in China and other emerging markets, given that these are key export markets for European companies.

Allocations are shown as a percentage of the fund’s net assets as of 12/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	International Equity Fund

What was your approach to emerging markets during the period?

As 2015 came to a close, the fund’s emerging-markets exposure represented about 5.5% of the fund’s total portfolio. This exposure was all out-of-benchmark, as the benchmark MSCI EAFE Index [ND] contains no emerging-market stocks. Historically, this is lower than the fund’s long-term average exposure. In general, we find that emerging markets tend to struggle when the U.S. dollar strengthens and U.S. interest rates rise. In aggregate, this exposure detracted from benchmark-relative returns because of generalized weakness in emerging markets.

What were some of the top contributors to the fund’s relative results?

The largest contributor to relative results was the stock of a France-domiciled water and waste company, Veolia. This global company had suffered for a long time under an inefficient management team that wasted capital on a series of poor acquisitions. Veolia underwent an important management change a few years ago, however, that led to improved operational efficiency and much more disciplined corporate investment practice. During the period, investors responded favorably to the stock, as Veolia’s profit margins improved on the back of cost-cutting and restructuring, and investors also recognized that the company would likely be a beneficiary of a cyclical economic recovery in Europe.

Another top contributor was the stock of Challenger, an Australia-based provider of annuities — retirement-oriented investment products that historically have played only

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/15. Short-term investments and derivatives, if any, are excluded. Holdings will vary over time.

International Equity Fund	7

a small role in Australia’s retirement system. Accordingly, the company is one of the few businesses focused on annuities in Australia, so it faces less competition in this business niche. During the period, the company did well because its stock was perceived to be cheap relative to Australian bank stocks, and because the local demand for annuity products grew.

SABMiller was another large contributor to relative results. During the period, this multinational brewing and beverage company, which is based in England, became an acquisition target of the world’s largest beverage company, Anheuser-Busch InBev. As a result, our overweight position in SABMiller contributed to the fund’s outperformance versus the index, and we sold the stock by the period-end.

What were some of the largest detractors from relative results?

The largest detractor was Genel Energy, an oil exploration and production company with operations in Iraq. Our thesis on Genel was that it owned and operated substantial oil and gas fields at the very low end of the cost curve, and so it could generate profits and cash flow even at low oil prices. Notwithstanding this, its shares were not immune to the rapid and substantial drop in the price of crude. Given that the company operates in Iraqi Kurdistan, it also faces various political risks — for example, whether the Iraqi government would permit Kurdish authorities to receive payments for oil shipments, and whether Kurdish authorities would pass these payments on to Genel in a timely manner. In both issues we believed that the outcome would be favorable.

Local political and economic factors resulted in the Kurdish government receiving payment for the oil, as we expected. However, fiscal strains on the Kurdish government, not least the need to fund its Peshmerga forces fighting against the Islamic State, led to

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	International Equity Fund

significant delays in these payments being passed on to Genel. This was another factor that caused the price of the company’s shares to decline. More fundamentally, delay in these payments appears to have undermined the company’s ability to invest in its assets, leading to production declines and the potential for writedowns. Since the period-end, we have recognized that our original thesis was undermined by these recent developments and we have sold the stock.

The stock of Japan-based Nintendo, which we overweighted relative to the benchmark, also was a drag on performance during the period. We believed the stock was significantly undervalued, given the substantial amount of cash on its balance sheet and by virtue of the upside potential that we saw in the company’s prospects for expanding into mobile gaming. The company lagged other players in this space as Nintendo’s development of its first mobile game was delayed and because it was released under a new title that did not leverage the company’s existing game franchises. We continued to hold the stock at period-end, however, as we remain confident in Nintendo’s ability to leverage its management and game-development expertise in the burgeoning mobile industry.

Atresmedia, a Spanish broadcasting company that detracted from the fund’s relative results, had what we considered a strong growth story. The stock had a good run in 2014, but it disappointed investors in 2015. In the wake of the financial crisis and a substantial decline in advertising prices spurred by Spain’s public TV station’s aggressive pricing behavior, the Spanish broadcasting industry shrank from four major private players to two, including Atresmedia. Given the reduced number of broadcasters, and because the public TV stations are no longer permitted to air paid advertising, we believed Atresmedia’s earnings had a long runway for growth. This thesis played out in 2014, resulting in strong share price appreciation. In 2015, however, programming costs came in higher than expected, and this led to disappointing performance. As such, we sold the position before period-end and put the proceeds of that sale in another European media position.

What is your outlook for international stocks?

We are cautiously optimistic that non-U.S. developed market stocks will prove their worth to investors in 2016. With valuations on the international stage more compelling, in our view, than U.S. stocks, and with regions such as Europe still to benefit from macroeconomic recovery, we think conditions bode well for non-U.S. stock investors.

In the fund, our goal is to seek capital appreciation by giving investors diversified exposures to the best companies we can find in the international markets. We think our global equity research experience puts us in good stead to identify those companies that will perform well, exhibit attractive growth potential, and surpass their peers — before the market recognizes the opportunity.

Thank you, Sam, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Simon Davis is Co-Head of International Equities at Putnam. He has a B.A. from Oxford University. Simon joined Putnam in 2000 and has been in the investment industry since 1988.

International Equity Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(2/28/91)		(6/1/94)		(7/26/99)		(12/1/94)		(1/21/03)	(7/2/12)	(7/2/12)	(7/12/96)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.19%	6.94%	6.91%	6.91%	6.39%	6.39%	6.65%	6.50%	6.93%	7.42%	7.43%	7.41%

10 years	29.78	22.32	22.15	22.15	20.32	20.32	23.41	19.09	26.47	33.39	33.89	33.04
Annual average	2.64	2.03	2.02	2.02	1.87	1.87	2.13	1.76	2.38	2.92	2.96	2.90

5 years	22.72	15.66	18.24	16.24	18.17	18.17	19.70	15.51	21.18	24.56	25.03	24.23
Annual average	4.18	2.95	3.41	3.06	3.40	3.40	3.66	2.93	3.92	4.49	4.57	4.44

3 years	19.36	12.50	16.65	13.65	16.64	16.64	17.51	13.40	18.38	20.41	20.82	20.23
Annual average	6.08	4.00	5.27	4.36	5.26	5.26	5.53	4.28	5.79	6.39	6.51	6.33

1 year	0.17	–5.59	–0.61	–5.49	–0.66	–1.64	–0.35	–3.83	–0.12	0.41	0.51	0.39

6 months	–7.08	–12.43	–7.44	–11.99	–7.48	–8.38	–7.30	–10.55	–7.23	–6.96	–6.90	–6.95

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10	International Equity Fund

Comparative index returns For periods ended 12/31/15

		Lipper International
		Multi-Cap Core Funds
	MSCI EAFE Index (ND)	category average*

Annual average (life of fund)	4.87%	5.40%

10 years	34.79	32.56
Annual average	3.03	2.75

5 years	19.37	16.17
Annual average	3.60	2.99

3 years	15.81	12.40
Annual average	5.01	3.92

1 year	–0.81	–1.66

6 months	–6.01	–7.04

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/15, there were 441, 412, 342, 290, 153, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.593		$0.401	$0.429	$0.468		$0.498	$0.669	$0.692	$0.665

Capital gains	—		—	—	—		—	—	—	—

Total	$0.593		$0.401	$0.429	$0.468		$0.498	$0.669	$0.692	$0.665

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

6/30/15	$24.31	$25.79	$23.14	$23.47	$23.64	$24.50	$23.87	$24.66	$24.69	$24.61

12/31/15	22.00	23.34	21.02	21.29	21.45	22.23	21.65	22.28	22.30	22.24

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

International Equity Fund	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 6/30/15	1.26%	2.01%	2.01%	1.76%	1.51%	0.96%	0.86%	1.01%

Annualized expense ratio for
the six-month period ended
12/31/15*	1.27%	2.02%	2.02%	1.77%	1.52%	0.97%	0.87%	1.02%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes an increase of 0.05% from annualizing the performance fee adjustment for the six months ended 12/31/15.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/15 to 12/31/15. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.16	$9.78	$9.78	$8.57	$7.37	$4.71	$4.22	$4.95

Ending value (after expenses)	$929.20	$925.60	$925.20	$927.00	$927.70	$930.40	$931.00	$930.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	International Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/15, use the following calculation method. To find the value of your investment on 7/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.44	$10.23	$10.23	$8.97	$7.71	$4.93	$4.42	$5.18

Ending value (after expenses)	$1,018.75	$1,014.98	$1,014.98	$1,016.24	$1,017.50	$1,020.26	$1,020.76	$1,020.01

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

International Equity Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	International Equity Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2015, Putnam employees had approximately $494,000,000 and the Trustees had approximately $129,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

International Equity Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	International Equity Fund

The fund’s portfolio 12/31/15 (Unaudited)

COMMON STOCKS (97.5%)*	Shares	Value

Australia (1.2%)
Challenger, Ltd.	1,826,428	$11,513,874

		11,513,874
Belgium (1.8%)
Anheuser-Busch InBev SA/NV	135,239	16,705,400

		16,705,400
Brazil (0.1%)
FabFurnish GmbH (acquired 8/2/13, cost $20) (Private) †∆∆ F	15	12

Global Fashion Holding SA (acquired 8/2/13, cost $1,009,308)
(Private) †∆∆ F	23,826	603,519

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $20)
(Private) †∆∆ F	15	12

New Middle East Other Assets GmbH (acquired 8/2/13, cost $8)
(Private) †∆∆ F	6	5

		603,548
Canada (1.3%)
Intact Financial Corp.	119,000	7,626,595

Suncor Energy, Inc.	191,400	4,940,961

		12,567,556
China (2.9%)
China Mobile, Ltd.	598,500	6,707,650

Ctrip.com International, Ltd. ADR † S	133,000	6,161,890

Skyworth Digital Holdings, Ltd.	9,103,976	5,888,026

Tencent Holdings, Ltd.	431,100	8,409,919

		27,167,485
France (12.2%)
Accor SA	243,471	10,502,114

Airbus Group SE	207,331	13,920,923

Alcatel-Lucent †	3,169,526	12,572,358

Natixis SA	1,710,922	9,670,960

Numericable-SFR	230,989	8,386,741

Sanofi	171,600	14,641,902

Societe Generale SA	250,652	11,561,945

Total SA	317,761	14,151,753

Veolia Environnement SA	845,443	20,039,734

		115,448,430
Germany (3.2%)
Henkel AG & Co. KGaA (Preference)	127,650	14,229,406

RIB Software AG S	162,266	1,984,549

Siemens AG	144,140	13,984,617

		30,198,572
Hong Kong (0.6%)
WH Group, Ltd. 144A †	10,496,000	5,817,528

		5,817,528
India (1.5%)
Bharti Infratel, Ltd.	1,275,091	8,215,979

Tata Motors, Ltd. †	1,050,592	6,177,953

		14,393,932
Ireland (4.8%)
Bank of Ireland †	26,986,294	9,890,443

CRH PLC	295,450	8,540,034

Kerry Group PLC Class A	137,185	11,352,719

International Equity Fund	17

COMMON STOCKS (97.5%)* cont.	Shares	Value

Ireland cont.
Permanent TSB Group Holdings PLC †	1,447,023	$7,226,043

Smurfit Kappa Group PLC	334,694	8,541,777

		45,551,016
Italy (3.3%)
Luxottica Group SpA	144,555	9,423,454

Mediaset SpA	2,165,011	8,966,429

Telecom Italia SpA RSP	12,817,351	13,109,921

		31,499,804
Japan (21.6%)
Astellas Pharma, Inc.	946,800	13,448,543

Daikin Industries, Ltd.	153,600	11,178,649

Electric Power Development Co., Ltd.	281,000	9,999,831

Japan Airlines Co., Ltd.	256,800	9,196,385

Japan Tobacco, Inc.	449,700	16,511,698

Kao Corp.	199,500	10,237,621

KDDI Corp.	628,600	16,272,548

LIXIL Group Corp.	434,900	9,652,142

Shinsei Bank, Ltd.	4,976,000	9,153,614

Nintendo Co., Ltd.	83,800	11,536,063

Nippon Telegraph & Telephone Corp.	242,400	9,623,724

NSK, Ltd.	978,100	10,608,489

Panasonic Corp.	853,400	8,661,070

Sumitomo Mitsui Financial Group, Inc.	459,900	17,348,483

Toyota Motor Corp.	462,700	28,400,547

Yamaha Motor Co., Ltd.	540,300	12,107,461

		203,936,868
Netherlands (4.4%)
Akzo Nobel NV	160,761	10,737,791

ING Groep NV GDR	1,170,700	15,758,845

Unilever NV ADR	347,379	15,050,405

		41,547,041
New Zealand (1.1%)
Spark New Zealand, Ltd.	4,757,218	10,722,239

Singapore (0.4%)		10,722,239
Ezion Holdings, Ltd. S	8,150,100	3,472,653

		3,472,653
Spain (2.6%)
Cellnex Telecom SAU 144A	395,223	7,368,710

Grifols SA ADR	208,907	6,768,587

International Consolidated Airlines Group SA	1,113,471	9,937,561

		24,074,858
Sweden (2.2%)
Assa Abloy AB Class B	490,388	10,271,021

Com Hem Holding AB	1,156,344	10,450,499

		20,721,520
Switzerland (4.4%)
Credit Suisse Group AG	515,972	11,151,878

Novartis AG	293,219	25,063,362

Syngenta AG	12,530	4,918,076

		41,133,316

18	International Equity Fund

COMMON STOCKS (97.5%)* cont.		Shares	Value

United Arab Emirates (0.8%)
Dubai Islamic Bank PJSC		4,302,692	$7,196,579

			7,196,579
United Kingdom (25.0%)
Associated British Foods PLC		302,717	14,900,692

AstraZeneca PLC		231,367	15,642,485

Centrica PLC		3,893,005	12,504,402

Compass Group PLC		868,508	15,031,964

Fiat Chrysler Automobiles NV †		847,910	11,675,413

Genel Energy PLC †		1,434,389	3,555,311

Imperial Tobacco Group PLC		193,779	10,191,914

Lloyds Banking Group PLC		11,175,352	12,028,247

Metro Bank PLC (acquired 1/15/14, cost $2,770,188) (Private) †∆∆ F		130,140	3,995,326

Persimmon PLC		608,771	18,180,274

Prudential PLC		801,893	17,952,705

Rio Tinto PLC		268,416	7,822,355

Royal Dutch Shell PLC Class A		581,444	13,063,015

Shire PLC		182,376	12,498,925

Sports Direct International PLC †		638,113	5,410,391

St James’s Place PLC		631,047	9,307,588

Virgin Money Holdings UK PLC		1,314,544	7,370,718

Vodafone Group PLC		4,042,575	13,075,808

Wolseley PLC		154,687	8,408,608

Worldpay Group PLC †		2,036,911	9,235,768

WPP PLC		609,051	14,018,961

			235,870,870
United States (2.1%)
Alphabet, Inc. Class C †		15,811	11,998,652

KKR & Co. LP		474,700	7,400,576

			19,399,228

Total common stocks (cost $892,723,031)			$919,542,317

PREFERRED STOCKS (0.9%)*		Shares	Value

Samsung Electronics Co., Ltd. zero % cum. pfd.		9,456	$8,751,438

Total preferred stocks (cost $9,518,357)			$8,751,438

SHORT-TERM INVESTMENTS (2.9%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.44% [d]	Shares	9,656,686	$9,656,686

Putnam Short Term Investment Fund 0.33% L	Shares	15,430,811	15,430,811

SSgA Prime Money Market Fund Class N 0.19% P	Shares	1,080,000	1,080,000

U.S. Treasury Bills 0.26%, April 21, 2016 ∆		$153,000	152,905

U.S. Treasury Bills 0.08%, April 14, 2016		180,000	179,907

U.S. Treasury Bills 0.17%, February 18, 2016 ∆		191,000	190,973

U.S. Treasury Bills 0.16%, February 11, 2016 ∆		887,000	886,877

Total short-term investments (cost $27,578,132)			$27,578,159

TOTAL INVESTMENTS

Total investments (cost $929,819,520)			$955,871,914

International Equity Fund	19

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2015 through December 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $943,599,414.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $4,598,874, or 0.5% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $435,699 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Financials	18.7%
Consumer discretionary	18.0
Consumer staples	12.2
Industrials	10.3
Telecommunication services	10.1

20	International Equity Fund

FORWARD CURRENCY CONTRACTS at 12/31/15 (aggregate face value $272,447,241) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	Euro	Buy	3/16/16	$64,124	$64,483	$(359)

	Barclays Bank PLC
	Canadian Dollar	Buy	1/20/16	7,619,213	7,962,959	(343,746)

	Hong Kong Dollar	Sell	2/17/16	258,103	258,091	(12)

	Japanese Yen	Sell	2/17/16	6,427,003	6,482,474	55,471

	Swiss Franc	Buy	3/16/16	6,384,287	6,227,910	156,377

	Citibank, N.A.
	Australian Dollar	Buy	1/20/16	5,046,871	4,952,012	94,859

	Danish Krone	Buy	3/16/16	17,184,668	16,831,099	353,569

	Euro	Buy	3/16/16	3,657,811	3,694,315	(36,504)

	Japanese Yen	Sell	2/17/16	2,009,833	2,006,750	(3,083)

	Credit Suisse International
	Australian Dollar	Buy	1/20/16	4,558,197	4,397,838	160,359

	British Pound	Sell	3/16/16	9,036,591	9,244,092	207,501

	Chinese Yuan
	(Offshore)	Sell	2/17/16	26,134,335	26,143,652	9,317

	Euro	Sell	3/16/16	10,465,772	10,242,373	(223,399)

	Japanese Yen	Buy	2/17/16	429,600	428,818	782

	New Zealand Dollar	Sell	1/20/16	5,353,103	4,989,862	(363,241)

	Norwegian Krone	Buy	3/16/16	422,862	432,711	(9,849)

	Swedish Krona	Sell	3/16/16	59,281	58,935	(346)

	Swiss Franc	Buy	3/16/16	4,625,685	4,321,818	303,867

	Deutsche Bank AG
	Australian Dollar	Buy	1/20/16	5,793,246	5,752,440	40,806

	British Pound	Sell	3/16/16	14,937,334	15,274,526	337,192

	Euro	Sell	3/16/16	7,371,145	7,212,151	(158,994)

	Japanese Yen	Sell	2/17/16	1,241,936	1,239,834	(2,102)

	New Zealand Dollar	Sell	1/20/16	4,556,315	4,248,261	(308,054)

	Goldman Sachs International
	British Pound	Buy	3/16/16	101,584	103,669	(2,085)

	Japanese Yen	Sell	2/17/16	2,902,905	2,897,911	(4,994)

HSBC Bank USA, National Association
	British Pound	Sell	3/16/16	6,639,700	6,792,604	152,904

	Euro	Sell	3/16/16	6,001,562	5,664,248	(337,314)

	JPMorgan Chase Bank N.A.
	British Pound	Sell	3/16/16	172,944	176,752	3,808

	Canadian Dollar	Sell	1/20/16	1,264,038	1,401,281	137,243

	Euro	Sell	3/16/16	9,481,479	9,277,001	(204,478)

	Japanese Yen	Buy	2/17/16	10,913,610	10,817,932	95,678

	Norwegian Krone	Buy	3/16/16	4,989,718	5,105,044	(115,326)

	Singapore Dollar	Buy	2/17/16	8,850,416	8,942,905	(92,489)

	South Korean Won	Sell	2/17/16	7,044,491	7,245,221	200,730

International Equity Fund	21

FORWARD CURRENCY CONTRACTS at 12/31/15 (aggregate face value $272,447,241) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.
	Swedish Krona	Buy	3/16/16	$6,729,381	$6,488,313	$241,068

	Swiss Franc	Buy	3/16/16	8,045,252	7,852,033	193,219

State Street Bank and Trust Co.
	Australian Dollar	Buy	1/20/16	688,776	661,696	27,080

	British Pound	Sell	3/16/16	8,444,482	8,637,127	192,645

	Euro	Sell	3/16/16	11,742,924	11,487,073	(255,851)

	Israeli Shekel	Buy	1/20/16	7,046,522	6,989,412	57,110

	Norwegian Krone	Buy	3/16/16	6,774	6,930	(156)

	Swedish Krona	Sell	3/16/16	179,908	174,826	(5,082)

	Swiss Franc	Buy	3/16/16	4,649,619	4,541,235	108,384

UBS AG
	Australian Dollar	Sell	1/20/16	21,335	18,970	(2,365)

	British Pound	Sell	3/16/16	13,652,417	13,966,834	314,417

	Euro	Sell	3/16/16	7,510,607	7,475,601	(35,006)

	Swiss Franc	Buy	3/16/16	3,197,151	3,121,242	75,909

WestPac Banking Corp.
	Japanese Yen	Buy	2/17/16	134,386	133,977	409

Total						$1,015,869

22	International Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Australia	$—	$11,513,874	$—

Belgium	—	16,705,400	—

Brazil	—	—	603,548

Canada	12,567,556	—	—

China	6,161,890	21,005,595	—

France	12,572,358	102,876,072	—

Germany	—	30,198,572	—

Hong Kong	—	5,817,528	—

India	—	14,393,932	—

Ireland	—	45,551,016	—

Italy	—	31,499,804	—

Japan	—	203,936,868	—

Netherlands	—	41,547,041	—

New Zealand	—	10,722,239	—

Singapore	—	3,472,653	—

Spain	6,768,587	17,306,271	—

Sweden	—	20,721,520	—

Switzerland	—	41,133,316	—

United Arab Emirates	—	7,196,579	—

United Kingdom	—	231,875,544	3,995,326

United States	19,399,228	—	—

Total common stocks	57,469,619	857,473,824	4,598,874

Preferred stocks	—	8,751,438	—

Short-term investments	16,510,811	11,067,348	—

Totals by level	$73,980,430	$877,292,610	$4,598,874

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,015,869	$—

Totals by level	$—	$1,015,869	$—

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

International Equity Fund	23

Statement of assets and liabilities 12/31/15 (Unaudited)

ASSETS

Investment in securities, at value, including $9,048,671 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $904,732,023)	$930,784,417
Affiliated issuers (identified cost $25,087,497) (Notes 1 and 5)	25,087,497

Dividends, interest and other receivables	1,566,021

Receivable for shares of the fund sold	1,256,140

Receivable for investments sold	913,593

Unrealized appreciation on forward currency contracts (Note 1)	3,520,704

Prepaid assets	69,046

Total assets	963,197,418

LIABILITIES

Payable to custodian	584,369

Payable for shares of the fund repurchased	3,501,906

Payable for compensation of Manager (Note 2)	584,842

Payable for custodian fees (Note 2)	63,580

Payable for investor servicing fees (Note 2)	242,320

Payable for Trustee compensation and expenses (Note 2)	656,958

Payable for administrative services (Note 2)	7,276

Payable for distribution fees (Note 2)	540,671

Unrealized depreciation on forward currency contracts (Note 1)	2,504,835

Collateral on securities loaned, at value (Note 1)	9,656,686

Collateral on certain derivative contracts, at value (Note 1)	1,080,000

Other accrued expenses	174,561

Total liabilities	19,598,004

Net assets	$943,599,414

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,144,712,620

Distributions in excess of net investment income (Note 1)	(6,315,558)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,221,781,456)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	26,983,808

Total — Representing net assets applicable to capital shares outstanding	$943,599,414

(Continued on next page)

24	International Equity Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($725,333,471 divided by 32,976,142 shares)	$22.00

Offering price per class A share (100/94.25 of $22.00)*	$23.34

Net asset value and offering price per class B share ($12,402,906 divided by 590,130 shares)**	$21.02

Net asset value and offering price per class C share ($53,922,323 divided by 2,532,184 shares)**	$21.29

Net asset value and redemption price per class M share ($13,058,902 divided by 608,874 shares)	$21.45

Offering price per class M share (100/96.50 of $21.45)*	$22.23

Net asset value, offering price and redemption price per class R share
($2,903,199 divided by 134,094 shares)	$21.65

Net asset value, offering price and redemption price per class R5 share
($19,467,708 divided by 873,642 shares)	$22.28

Net asset value, offering price and redemption price per class R6 share
($18,807,404 divided by 843,349 shares)	$22.30

Net asset value, offering price and redemption price per class Y share
($97,703,501 divided by 4,393,572 shares)	$22.24

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Equity Fund	25

Statement of operations Six months ended 12/31/15 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $198,949)	$8,698,719

Interest (including interest income of $9,050 from investments in affiliated issuers) (Note 5)	9,172

Securities lending (Note 1)	46,679

Total investment income	8,754,570

EXPENSES

Compensation of Manager (Note 2)	3,684,346

Investor servicing fees (Note 2)	960,697

Custodian fees (Note 2)	85,844

Trustee compensation and expenses (Note 2)	37,924

Distribution fees (Note 2)	1,386,570

Administrative services (Note 2)	16,326

Other	264,861

Total expenses	6,436,568

Expense reduction (Note 2)	(84,891)

Net expenses	6,351,677

Net investment income	2,402,893

Net realized loss on investments (Notes 1 and 3)	(23,732,950)

Net realized gain on foreign currency transactions (Note 1)	3,059,293

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(527,670)

Net unrealized depreciation of investments during the period	(55,975,762)

Net loss on investments	(77,177,089)

Net decrease in net assets resulting from operations	$(74,774,196)

The accompanying notes are an integral part of these financial statements.

26	International Equity Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 12/31/15*	Year ended 6/30/15

Operations:
Net investment income	$2,402,893	$11,927,381

Net realized gain (loss) on investments
and foreign currency transactions	(20,673,657)	69,671,698

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(56,503,432)	(120,520,488)

Net decrease in net assets resulting from operations	(74,774,196)	(38,921,409)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(19,145,626)	(7,318,368)

Class B	(231,606)	(8,116)

Class C	(1,071,608)	(99,934)

Class M	(279,828)	(67,156)

Class R	(65,021)	(29,098)

Class R5	(567,566)	(96,950)

Class R6	(553,438)	(216,948)

Class Y	(2,873,661)	(820,119)

Decrease from capital share transactions (Note 4)	(14,653,593)	(7,959,184)

Total decrease in net assets	(114,216,143)	(55,537,282)

NET ASSETS

Beginning of period	1,057,815,557	1,113,352,839

End of period (including distributions in excess of net
investment income of $6,315,558 and undistributed net
investment income of $16,069,903, respectively)	$943,599,414	$1,057,815,557

* Unaudited.

The accompanying notes are an integral part of these financial statements.

International Equity Fund	27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	fees	reimbursements	end of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class A
December 31, 2015**	$24.31	.06	(1.78)	(1.72)	(.59)	—	(.59)	—	—	$22.00	(7.08)*	$725,333	.64*	.25*	36*
June 30, 2015	25.33	.29	(1.09)	(.80)	(.22)	—	(.22)	—	—	24.31	(3.12)	834,109	1.26	1.19	69
June 30, 2014	20.26	.20	5.01	5.21	(.17)	—	(.17)	—	.03[e]	25.33	25.92	919,776	1.30	.83	67
June 30, 2013	16.78	.20	3.47	3.67	(.19)	—	(.19)	—	—	20.26	21.92	800,600	1.32	1.06	86
June 30, 2012	20.93	.23	(3.72)	(3.49)	(.89)	(.07)	(.96)	—	.30[g,h]	16.78	(14.98)	785,933	1.36	1.32	67
June 30, 2011	15.80	.21	5.28	5.49	(.41)	—	(.41)	—[i]	.05[j,k,l]	20.93	35.21	1,159,510	1.37	1.06	80

Class B
December 31, 2015**	$23.14	(.03)	(1.69)	(1.72)	(.40)	—	(.40)	—	—	$21.02	(7.44)*	$12,403	1.01*	(.13)*	36*
June 30, 2015	24.08	.09	(1.02)	(.93)	(.01)	—	(.01)	—	—	23.14	(3.86)	14,821	2.01	.39	69
June 30, 2014	19.27	.01	4.77	4.78	—	—	—	—	.03[e]	24.08	24.96	20,183	2.05	.03	67
June 30, 2013	15.95	.05	3.30	3.35	(.03)	—	(.03)	—	—	19.27	21.04	21,761	2.07	.27	86
June 30, 2012	19.85	.08	(3.51)	(3.43)	(.71)	(.05)	(.76)	—	.29[g,h]	15.95	(15.60)	25,547	2.11	.50	67
June 30, 2011	14.96	.03	5.02	5.05	(.21)	—	(.21)	—[i]	.05[j,k,l]	19.85	34.20	50,180	2.12	.18	80

Class C
December 31, 2015**	$23.47	(.03)	(1.72)	(1.75)	(.43)	—	(.43)	—	—	$21.29	(7.48)*	$53,922	1.01*	(.12)*	36*
June 30, 2015	24.45	.11	(1.05)	(.94)	(.04)	—	(.04)	—	—	23.47	(3.83)	59,397	2.01	.46	69
June 30, 2014	19.58	.02	4.83	4.85	(.01)	—	(.01)	—	.03[e]	24.45	24.93	61,686	2.05	.08	67
June 30, 2013	16.22	.06	3.35	3.41	(.05)	—	(.05)	—	—	19.58	21.03	53,981	2.07	.31	86
June 30, 2012	20.23	.10	(3.60)	(3.50)	(.74)	(.06)	(.80)	—	.29[g,h]	16.22	(15.64)	53,807	2.11	.57	67
June 30, 2011	15.27	.06	5.11	5.17	(.26)	—	(.26)	—[i]	.05[j,k,l]	20.23	34.29	80,648	2.12	.31	80

Class M
December 31, 2015**	$23.64	—[i]	(1.72)	(1.72)	(.47)	—	(.47)	—	—	$21.45	(7.30)*	$13,059	.89*	—*[m]	36*
June 30, 2015	24.64	.15	(1.05)	(.90)	(.10)	—	(.10)	—	—	23.64	(3.65)	15,078	1.76	.66	69
June 30, 2014	19.72	.08	4.88	4.96	(.07)	—	(.07)	—	.03[e]	24.64	25.30	18,269	1.80	.33	67
June 30, 2013	16.34	.10	3.37	3.47	(.09)	—	(.09)	—	—	19.72	21.26	16,006	1.82	.55	86
June 30, 2012	20.38	.14	(3.62)	(3.48)	(.79)	(.06)	(.85)	—	.29[g,h]	16.34	(15.39)	16,826	1.86	.83	67
June 30, 2011	15.38	.10	5.16	5.26	(.31)	—	(.31)	—[i]	.05[j,k,l]	20.38	34.65	24,507	1.87	.51	80

Class R
December 31, 2015**	$23.87	.02	(1.74)	(1.72)	(.50)	—	(.50)	—	—	$21.65	(7.23)*	$2,903	.76*	.07*	36*
June 30, 2015	24.90	.23	(1.08)	(.85)	(.18)	—	(.18)	—	—	23.87	(3.37)	4,454	1.51	.99	69
June 30, 2014	19.94	.14	4.92	5.06	(.13)	—	(.13)	—	.03[e]	24.90	25.57	3,478	1.55	.59	67
June 30, 2013	16.52	.16	3.40	3.56	(.14)	—	(.14)	—	—	19.94	21.62	2,743	1.57	.84	86
June 30, 2012	20.61	.16	(3.64)	(3.48)	(.84)	(.07)	(.91)	—	.30[g,h]	16.52	(15.17)	2,261	1.61	.94	67
June 30, 2011	15.57	.17	5.19	5.36	(.37)	—	(.37)	—[i]	.05[j,k,l]	20.61	34.90	4,583	1.62	.85	80

Class R5
December 31, 2015**	$24.66	.10	(1.81)	(1.71)	(.67)	—	(.67)	—	—	$22.28	(6.96)*	$19,468	.49*	.41*	36*
June 30, 2015	25.72	.44	(1.19)	(.75)	(.31)	—	(.31)	—	—	24.66	(2.84)	19,900.96		1.79	69
June 30, 2014	20.58	.63d	4.73	5.36	(.26)	—	(.26)	—	.04[e]	25.72	26.28	8,002.98		2.48[d]	67
June 30, 2013†	17.12	.29	3.38	3.67	(.21)	—	(.21)	—	—	20.58	21.51*	12	.94*	1.49*	86

Class R6
December 31, 2015**	$24.69	.11	(1.81)	(1.70)	(.69)	—	(.69)	—	—	$22.30	(6.90)*	$18,807	.44*	.47*	36*
June 30, 2015	25.74	.39	(1.12)	(.73)	(.32)	—	(.32)	—	—	24.69	(2.75)	17,443.86		1.61	69
June 30, 2014	20.59	.31	5.08	5.39	(.28)	—	(.28)	—	.04[e]	25.74	26.44	17,762.88		1.28	67
June 30, 2013†	17.12	.56[f]	3.13	3.69	(.22)	—	(.22)	—	—	20.59	21.62*	13,856	.84*	2.63*[f]	86

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	International Equity Fund	International Equity Fund	29

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	fees	reimbursements	end of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class Y
December 31, 2015**	$24.61	.09	(1.79)	(1.70)	(.67)	—	(.67)	—	—	$22.24	(6.95)*	$97,704	.51*	.40*	36*
June 30, 2015	25.66	.36	(1.12)	(.76)	(.29)	—	(.29)	—	—	24.61	(2.91)	92,613	1.01	1.49	69
June 30, 2014	20.52	.26	5.07	5.33	(.23)	—	(.23)	—	.04[e]	25.66	26.21	64,196	1.05	1.09	67
June 30, 2013	17.00	.24	3.52	3.76	(.24)	—	(.24)	—	—	20.52	22.19	53,813	1.07	1.27	86
June 30, 2012	21.20	.28	(3.77)	(3.49)	(.94)	(.07)	(1.01)	—	.30[g,h]	17.00	(14.74)	57,769	1.11	1.56	67
June 30, 2011	16.00	.27	5.34	5.61	(.46)	—	(.46)	—[i]	.05[j,k,l]	21.20	35.55	81,394	1.12	1.38	80

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to June 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d The net investment income ratio and per share amount shown for the period ended June 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley & Co. which amounted to the following per share outstanding on November 27, 2013.

Per share

Class A	$0.03

Class B	0.03

Class C	0.03

Class M	0.03

Class R	0.03

Class R5	0.04

Class R6	0.04

Class Y	0.04

f The net investment income ratio and per share amount shown for the period ended June 30, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to $0.03 per share outstanding on November 29, 2011.

h Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC, which amounted to the following per share outstanding on July 21, 2011:

Per share

Class A	$0.27

Class B	0.26

Class C	0.26

Class M	0.26

Class R	0.27

Class Y	0.27

This payment resulted in an increase to total returns of 1.36% for the year ended June 30, 2012.

i Amount represents less than $0.01 per share.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, which amounted to less than $0.01 per share outstanding as of December 21, 2010.

k Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to $0.01 per share outstanding on May 11, 2011.

l Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.04 per share outstanding as of May 16, 2011.

m Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.	The accompanying notes are an integral part of these financial statements.

30	International Equity Fund	International Equity Fund	31

Notes to financial statements 12/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2015 through December 31, 2015.

Putnam International Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies outside the United States that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally do not pay a contingent deferred sales charge and class M shares do not pay a contingent deferred sales charge. Prior to November 1, 2015, class M shares were able to pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to

32	International Equity Fund

Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosure s (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

International Equity Fund	33

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $230,451 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $414,910 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $499,842 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight

34	International Equity Fund

and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $9,048,671 and the value of securities loaned amounted to $9,656,686.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2015, the fund had a capital loss carryover of $1,190,812,939 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$215,742,590	N/A	$215,742,590	June 30, 2017

975,070,349	N/A	975,070,349	June 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

International Equity Fund	35

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $10,178,523 of certain losses recognized during the period from November 1, 2014 to June 30, 2015 to its fiscal year ending June 30, 2016.

The aggregate identified cost on a tax basis is $929,935,857, resulting in gross unrealized appreciation and depreciation of $103,494,424 and $77,558,367, respectively, or net unrealized appreciation of $25,936,057.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.347% of the fund’s average net assets before an increase of $241,025 (0.024% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through October 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam

36	International Equity Fund

Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$760,409	Class R5	14,607

Class B	13,248	Class R6	4,327

Class C	55,770	Class Y	95,244

Class M	13,886	Total	$960,697

Class R	3,206

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $715 under the expense offset arrangements and by $84,176 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $601, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments

International Equity Fund	37

by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$972,193	Class M	53,251

Class B	67,766	Class R	8,236

Class C	285,124	Total	$1,386,570

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $29,975 and $174 from the sale of class A and class M shares, respectively, and received $4,814 and $735 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$354,565,652	$361,955,066

U.S. government securities (Long-term)	—	—

Total	$354,565,652	$361,955,066

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and polices approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/15		Year ended 6/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	1,196,407	$27,656,254	3,144,367	$76,533,839

Shares issued in connection with
reinvestment of distributions	800,783	17,761,370	298,992	6,831,977

	1,997,190	45,417,624	3,443,359	83,365,816

Shares repurchased	(3,334,510)	(76,635,174)	(5,442,250)	(129,676,737)

Net decrease	(1,337,320)	$(31,217,550)	(1,998,891)	$(46,310,921)

	Six months ended 12/31/15		Year ended 6/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	32,297	$714,172	57,299	$1,313,490

Shares issued in connection with
reinvestment of distributions	10,465	221,851	355	7,752

	42,762	936,023	57,654	1,321,242

Shares repurchased	(93,207)	(2,065,150)	(255,263)	(5,790,744)

Net decrease	(50,445)	$(1,129,127)	(197,609)	$(4,469,502)

38	International Equity Fund

	Six months ended 12/31/15		Year ended 6/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	163,188	$3,654,944	318,500	$7,457,465

Shares issued in connection with
reinvestment of distributions	42,758	918,437	3,856	85,407

	205,946	4,573,381	322,356	7,542,872

Shares repurchased	(204,815)	(4,547,412)	(313,935)	(7,215,631)

Net increase	1,131	$25,969	8,421	$327,241

	Six months ended 12/31/15		Year ended 6/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	27,022	$593,744	36,738	$856,025

Shares issued in connection with
reinvestment of distributions	12,214	264,196	2,660	59,295

	39,236	857,940	39,398	915,320

Shares repurchased	(68,068)	(1,526,692)	(143,247)	(3,289,406)

Net decrease	(28,832)	$(668,752)	(103,849)	$(2,374,086)

	Six months ended 12/31/15		Year ended 6/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	48,424	$1,093,047	98,719	$2,306,677

Shares issued in connection with
reinvestment of distributions	2,413	52,670	1,225	27,522

	50,837	1,145,717	99,944	2,334,199

Shares repurchased	(103,371)	(2,323,565)	(53,033)	(1,237,049)

Net increase (decrease)	(52,534)	$(1,177,848)	46,911	$1,097,150

	Six months ended 12/31/15		Year ended 6/30/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	78,077	$1,838,046	534,388	$12,310,957

Shares issued in connection with
reinvestment of distributions	25,259	567,566	4,188	96,950

	103,336	2,405,612	538,576	12,407,907

Shares repurchased	(36,605)	(857,953)	(42,729)	(1,040,659)

Net increase	66,731	$1,547,659	495,847	$11,367,248

	Six months ended 12/31/15		Year ended 6/30/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	173,976	$4,058,678	105,358	$2,562,894

Shares issued in connection with
reinvestment of distributions	24,608	553,438	9,363	216,948

	198,584	4,612,116	114,721	2,779,842

Shares repurchased	(61,601)	(1,443,597)	(98,313)	(2,359,309)

Net increase	136,983	$3,168,519	16,408	$420,533

International Equity Fund	39

	Six months ended 12/31/15		Year ended 6/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,590,247	$37,357,836	2,082,573	$51,519,832

Shares issued in connection with
reinvestment of distributions	116,649	2,615,264	33,603	776,571

	1,706,896	39,973,100	2,116,176	52,296,403

Shares repurchased	(1,075,947)	(25,175,563)	(855,148)	(20,313,250)

Net increase	630,949	$14,797,537	1,261,028	$31,983,153

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	623	0.1%	$13,880

Class R6	624	0.1	13,915

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$41,184,807	$143,556,315	$169,310,311	$9,050	$15,430,811

Totals	$41,184,807	$143,556,315	$169,310,311	$9,050	$15,430,811

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$345,700,000

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$3,520,704	Payables	$2,504,835

Total		$3,520,704		$2,504,835

40	International Equity Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$3,313,482	$3,313,482

Total	$3,313,482	$3,313,482

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(535,453)	$(535,453)

Total	$(535,453)	$(535,453)

International Equity Fund	41

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$—	$211,848	$448,428	$681,826	$377,998	$—	$152,904	$871,746	$385,219	$390,326	$409	$3,520,704

Total Assets	$—	$211,848	$448,428	$681,826	$377,998	$—	$152,904	$871,746	$385,219	$390,326	$409	$3,520,704

Liabilities:

Forward currency contracts#	359	343,758	39,587	596,835	469,150	7,079	337,314	412,293	261,089	37,371	—	2,504,835

Total Liabilities	$359	$343,758	$39,587	$596,835	$469,150	$7,079	$337,314	$412,293	$261,089	$37,371	$—	$2,504,835

Total Financial and Derivative Net Assets	$(359)	$(131,910)	$408,841	$84,991	$(91,152)	$(7,079)	$(184,410)	$459,453	$124,130	$352,955	$409	$1,015,869

Total collateral received (pledged)†##	$—	$—	$408,841	$—	$(91,152)	$—	$(184,410)	$459,453	$—	$230,451	$—

Net amount	$(359)	$(131,910)	$—	$84,991	$—	$(7,079)	$—	$—	$124,130	$122,504	$409

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

42	International Equity Fund	International Equity Fund	43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44	International Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Janet C. Smith
The Putnam Advisory	Robert L. Reynolds	Vice President,
Company, LLC	W. Thomas Stephens	Principal Accounting Officer,
One Post Office Square		and Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	President	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Custodian	Compliance Liaison
State Street Bank		Mark C. Trenchard
and Trust Company	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
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SA009
298518 2/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam International Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 26, 2016